Exhibit 10.8

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL

AMENDMENT 1 TO THE COMMERCIAL LICENSE AGREEMENT

This AMENDMENT 1 TO THE COMMERCIAL LICENSE AGREEMENT (this “Amendment”) is made effective as of December 1, 2016 (the “Amendment Effective Date”) by and between CALYXT, INC. (previously known as CELLECTIS PLANT SCIENCES, INC., with the change of name occurring on or about May 5, 2015), a company existing and registered under the laws of Delaware, located at [*****], represented by Federico Tripodi acting as Chief Executive Officer (CEO) duly authorized for the purposes hereof (“CALYXT” or “CPS”) and Two Blades Foundation, a not-for-profit corporation organized and existing under the laws of the State of Delaware with its principal place of business at [*****] (“2 Blades”; CPS and 2 Blades, each a “Party” and collectively, the “Parties”).

WHEREAS, the Parties executed a Commercial License Agreement made effective on December 9, 2014 (the “Agreement”); and

WHEREAS, certain terms of the Agreement are set to expire on December 8, 2016, including CPS’s option to add Plants to the scope of the Licensed Crops under Section 2.1(c); and

WHEREAS, the Parties now agree to extend the term of such option for an additional one (1) year period.

NOW, THEREFORE, for and in consideration of the premises and other obligations set forth herein, the Parties agree as follows:

1- Extension of the Option to Add Plants under the Agreement

Section 2.1(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Addition of crops into Licensed Crops. Within the first [*****] years of this Agreement, CPS is granted an option (the “Option”) to add [*****] crop Plants of its choice to the “Licensed Crops” subject to payments under Section 3.1(c), provided, however, if [*****] are added under the Option, the Licensed Field for purposes of CPS’ license under Section 2.1(a) with respect to [*****], as applicable, will exclude the 2 Blades Commercial Licensed Field. In order to exercise the Option, CPS shall provide 2 Blades with written notice of such exercise, together with the payment required under Section 3.1(c).”

2- Acknowledgment of Prior Partial Exercise of the Option

The parties acknowledge that on December 31, 2015, CALYXT exercised the Option with respect to [*****] crop Plants: [*****]. Accordingly, the parties acknowledge that CALYXT may continue to exercise the Option during the period set forth in Section 2.1(c) of the Agreement for up to an additional [*****] crop Plants of its choice.

3- Consideration

In consideration of this Amendment, CALYXT shall pay 2 Blades a fee of [*****], payable upon execution of this Amendment in accordance with the fee payment terms of Section 3.2 of the Agreement.

4- Miscellaneous

Terms not defined herein shall have the meaning ascribed to them in the Agreement. Ali provisions of the Agreement not expressly modified by the present Amendment shall remain unchanged and in full force and effect according to their terms.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

This Amendment shall enter into force as of the Amendment Effective Date and shall constitute an integral part of the Agreement.

[SIGNATURE PAGE FOLLOWS]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS THEREOF, the Parties have caused this Amendment to be executed in duplicate by their respective duly authorized officers or representatives as of the Amendment Effective Date.

TWO BLADES FOUNDATION		CALYXT, INC.

By:	/s/ Diana M. Horvath	By:	/s/ Federico Tripodi
Name:	Diana M. Horvath	Name:	Federico Tripodi
Title:	President	Title:	Chief Executive Officer (CEO)